EXHIBIT 99.2

April 24, 2015

Ultimate Rack Inc.

5600 Tennyson Parkway, Suite 330

Plano, Texas, 75024

Re: Resignation of Officer and Director

Dear Ultimate Rack Inc., Board of Directors,

This letter is to formally notify you that I am resigning from my positions as Chief Executive Officer and member of the Board of Directors of Ultimate Rack Inc. My resignation will take effect as of the date hereof.

I do hereby accept the appointment as Global Strategic Advisor to the Board of Directors and Chief Liaison to Travopoly Travel, LLC.

Sincerely,

/s/ Robert Oblon
Robert Oblon

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Unanimous Consent to Action in Lieu of A Special Meeting
of the Board of Directors of ULTIMATE RACK, INC.

Pursuant to the Authority granted to directors to take action by unanimous consent without a meeting pursuant to the Articles of Incorporation of Ultimate Rack, Inc., the Board of Directors (“Directors”) of Ultimate Rack Inc., a Nevada corporation (the “Company”), do hereby consent to, adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, the Board of Directors have been presented with a letter of resignation from Mr. Robert Oblon, stepping down as its Chief Executive Officer and Chairman of the Board of Directors;

WHEREAS, The Board has deemed it advisable to appoint Mr. Robert Oblon as Global Strategic Advisor to the Board of Directors and Chief Liaison to FourOceans Global LLC.;

NOW, THEREFORE, be it:

RESOLVED, the Board of Directors hereby accept the resignation of Mr. Robert Oblon as its Chief Executive Officer and member of the Board of Directors;

RESOLVED,the Board of Directors hereby appoints Mr. Robert Oblon as a Global Strategic Advisor to the Board of Directors and Chief Liaison to FourOceans Global LLC.

RESOLVED, as of the 24th day of April, 2015 by a unanimous consent of the Board of Director of ULTIMATE RACK, INC.

Signed:	/s/ Robert Oblon
Robert Oblon

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Consent to Action in Lieu of A Special Meeting
of the Shareholders of Ultimate Rack Inc.

The undersigned, being the shareholder(s) of a majority of the shares of voting stock issued and  outstanding  of  Ultimate  Rack  Inc.,  a  Nevada  corporation  (the  “Corporation”),  acting  by written consent without a meeting pursuant to the NRS Chapter 78, do hereby adopt the following resolutions with the same force and effect as if such resolutions had been duly presented and adopted at a special meeting of the shareholder(s) of the Corporation duly called and held on April 23rd, 2015.

WHEREAS, the Board of Directors have been presented with a letter of resignation from Mr. Robert Oblon, stepping down as its Chief Executive Officer and Chairman of the Board of Directors;

WHEREAS, The Board has deemed it advisable to appoint Mr. Robert Oblon as Global Strategic Advisor to the Board of Directors and Chief Liaison to Travopoly Travel, LLC.;

NOW, THEREFORE, be it:

RESOLVED, the majority shareholder hereby agrees to accept the resignation of Mr. Robert Oblon as Chief Executive Officer and member of the Board of Directors;

RESOLVED, the majority shareholder hereby agrees to the appointment of Mr. Robert Oblon as Global Strategic Advisor to the Board of Directors and Chief Liaison to Travopoly Travel, LLC.;

RESOLVED, that the Officer of said Corporation be, and they hereby are, authorized to sign any and all documents and perform any and all acts on behalf of the Corporation, in their discretion, deem necessary, desirable or appropriate for the issuance of the above referenced shares, and be it

FURTHER RESOLVED, that the Chief Executive Officer and Secretary of the Corporation hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Corporation, to execute all other documents necessary to facilitate the actions of the Corporation as described herein, including the appropriate notations and adjustments in the financial records of the Corporation.

IN WITNESS WHEREOF, I hereby set my hand this 24th day of April, 2015.

/s/ Robert Oblon
Travopoly Travel, LLC, Majority Shareholder

Signed By: Robert Oblon

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